Exhibit 10.2

ACKNOWLEDGMENT AND CONFIRMATION OF
GUARANTEE AND COLLATERAL AGREEMENTS AND MORTGAGES

          ACKNOWLEDGMENT AND CONFIRMATION OF GUARANTEE AND COLLATERAL AGREEMENTS AND MORTGAGES, dated as of October 22, 2003 (this “Acknowledgment”), to:

(1)	the Guarantee and Collateral Agreements;

(2)	Mortgages (together with the Guarantee and Collateral Agreements, the “Security Documents”).

W I T N E S S E T H :

          WHEREAS, the Borrower, certain subsidiary borrowers, certain Lenders and other banks and financial institutions and JPMorgan Chase Bank, as Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of December 5, 2000 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”). Concurrently with the execution of this Acknowledgment, the Borrower, the Subsidiary Borrowers, the Lenders and the Administrative Agent will enter into the Second Amended and Restated Credit Agreement, dated as of October 22, 2003 (the “Second Amendment and Restatement”).

          WHEREAS, each of the parties to each Security Document wishes to acknowledge and confirm that its obligations and its Liens and security interests created under such Security Document continue in full force and effect, unimpaired and undischarged, as provided herein;

          WHEREAS, it is a condition precedent to the effectiveness of the Second Amendment and Restatement that the parties hereto shall have executed this Acknowledgment to the Administrative Agent for the benefit of the Lenders.

          NOW, THEREFORE, in consideration of the premises contained herein and to induce the Administrative Agent and the Lenders to amend and restate the Credit Agreement pursuant to the Second Amendment and Restatement and to induce the Lenders to make and continue extensions of credit under the Second Amendment and Restatement, each of the signatories hereto hereby agrees with the Administrative Agent, for the benefit of the Lenders, as follows:

     1. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Second Amendment and Restatement and the other Loan Documents.

     2. References to the Credit Agreement in the Security Documents shall be references to the Second Amendment and Restatement.

     3. Each signatory hereto consents to the execution, delivery and performance of the Second Amendment and Restatement in accordance with its terms.

     4. Each signatory hereto hereby agrees, with respect to each Security Document to which it is a party, that to the extent permitted by applicable law:

(a) all of its obligations, liabilities and indebtedness under such Security Document shall remain in full force and effect on a continuous basis after giving effect to the Second Amendment and Restatement and this Acknowledgment and its guarantee of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement (or any predecessor agreement) shall extend to and cover the Term Loans and Revolving Extensions of Credit made under the Second Amendment and Restatement (including the annexes thereto) and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and

(b) all of the Liens and security interests created and arising under such Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Second Amendment and Restatement, as collateral security for its obligations, liabilities and indebtedness under the Second Amendment and Restatement (including the annexes thereto) and under its guarantees in the Security Documents.

     5. Each signatory hereto hereby agrees, with respect to the Borrower and Domestic Subsidiary Guarantee and Collateral Agreement, dated as of December 4, 1998, among the Borrower, the Domestic Subsidiary Borrowers, certain other Domestic Subsidiaries of the Borrower and the Administrative Agent for the benefit of the Lenders, as amended, supplemented or otherwise amended from time to time, that:

(a) the definition of “Foreign Subsidiary Capital Stock” shall be deleted its entirety and the following definition shall be added to subsection 1.1:

“Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Foreign Subsidiary.

(b) the definition of “Foreign Subsidiary” in subsection 1.1 shall be amended such that the following language shall be added following the word “America”:

“, except for any such Subsidiary which is a “check-the-box” entity under Regulation section 301.7701-3 of the Code.”

(c) the definition of “Investment Property” in subsection 1.1 shall be substituted for in its entirety by the following:

“Investment Property”: the collective reference to (i) all investment property” as such term is defined in Section 9-102(a)(49) of the New York

UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and Pledged Stock.

(d) the definition of “Pledged Stock” in subsection 1.1 shall be amended such that the words “excluding any Foreign Subsidiary Capital Stock” are deleted and the following words shall be substituted in lieu thereof:

“; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.”

(e) subsection 4(l) shall become a new subsection 4(m) and a new subsection 4(l) shall be added as follows:

(l) notwithstanding the limitation on the inclusion of Foreign Subsidiary Voting Stock in the definition of Investment Property, the remaining 35% of the outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary Borrower shall be pledged and subject to a grant of a security interest therein subject to this section 4, provided that such pledge and grant shall only secure the obligations of such Foreign Subsidiary Borrower in its capacity as a borrower under the Second Amendment and Restatement;

(f) Subsection 5.2 shall be substituted for in its entirety by the following:

5.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor (other than Inventory sold by such Grantor in the ordinary course of business), to the extent that perfection or enforceability against third parties is obtainable by completion of the filings and other actions set forth on Schedule 3 or any similar filings or other actions in other jurisdictions in the United States of America and are prior to all other Liens on the Collateral which have priority over the Liens on the Collateral by operation of law and other Liens on the Collateral permitted by the Second Amendment and Restatement.

(g) Subsection 5.3 shall be substituted for in its entirety by the following:

5.3 Jurisdiction of Organization. On the date hereof, such Grantor’s jurisdiction of organization and identification number from the jurisdiction of organization (if any) are set forth on Schedule 4. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organizational document and long-form good standing certificate as of a date which is recent to the date hereof.

(h) Subsection 5.4 shall be substituted for in its entirety by the following:

5.4 Domestic Subsidiaries. On the date hereof, Schedule 7 sets forth a true and complete list of the Domestic Subsidiaries.

(i) Subsection 5.6(a) shall be substituted for in its entirety by the following:

(a) The shares of the Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

(j) Subsection 5.8(c) shall be substituted for in its entirety by the following:

(c) On the date hereof, none of the Intellectual Property listed on Schedule 6 is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, other than (i) the Scotts trademark for the franchising of lawn care services to EG Systems, Inc., (ii) the Miracle-Gro trademark for the franchising of tree and shrub care services to EG Systems, Inc., and (iii) the trademark for Ortho Home Defense Foundation Insect Control for the franchising of insect control services, to EG Systems, Inc., which in turn grants to local franchisees in the United States of America to lawn care service, tree and shrub service and insect control service operators, respectively.

(k) Subsection 6.5 shall be deleted in its entirety.

(l) Subsection 8.3 shall be amended such that the following two sentences shall be added immediately prior to the last sentence of such subsection 8.3:

“Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property” in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof” and

(m) Schedules 3, 4 and 6 shall be substituted for in their respective entireties with Schedules 3, 4 and 6 to this Acknowledgment and a new schedule shall be added in the form of Schedule 7, as described above in subsection 5(h).

     6. Each signatory hereto agrees that it shall take any action reasonably requested by the Administrative Agent in order to confirm or effect the intent of this Acknowledgment.

     7. THIS ACKNOWLEDGMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8. This Acknowledgment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     9. The Borrower hereby agrees to take any and all action necessary to record Mortgages or amendments thereto on all Mortgaged Properties.

     IN WITNESS WHEREOF, the undersigned have caused this Acknowledgment to be executed and delivered by a duly authorized officer on the date first above written.

THE SCOTTS COMPANY
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

EG SYSTEMS, INC.
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

HYPONEX CORPORATION
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

MIRACLE-GRO LAWN PRODUCTS, INC.
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

OMS INVESTMENTS, INC.
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

SCOTTS MANUFACTURING COMPANY
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

SCOTTS PRODUCTS CO.
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

SCOTTS PROFESSIONAL PRODUCTS CO.
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

SCOTTS-SIERRA CROP PROTECTION COMPANY
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

SCOTTS-SIERRA HORTICULTURAL PRODUCTS COMPANY
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

SCOTTS-SIERRA INVESTMENTS, INC.
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

SCOTTS TEMECULA OPERATIONS, LLC
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

SWISS FARM PRODUCTS, INC.
By:	/s/ Rebecca J. Bruening
	Name:	Rebecca J. Bruening
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, as Administrative Agent
By:	/s/ Randolph Cates
	Name:	Randolph Cates
	Title:	Vice President